Other Real Estate Owned - Summary of Other Real Estate Owned Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Real Estate [Abstract]
Net loss (gain) on sales	$ (131)	$ (505)	$ (103)
Provision for unrealized losses	87	129	587
Operating expenses, net of rental income	331	397	641
Other real estate owned	$ 287	$ 21	$ 1,125